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                                                                  EXHIBIT 10-AAl

                            AMENDMENT AGREEMENT NO. 1
                               TO CREDIT AGREEMENT

     THIS AMENDMENT AGREEMENT (the "Amendment Agreement"), dated as of November 21, 2002 is made by and among TECH DATA CORPORATION, a Florida corporation, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, and each other lender party to the Credit Agreement (as defined below) (hereinafter Bank of America and such other lenders may be referred to individually as a "Lender" or collectively as the "Lenders"), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"):

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 8, 2000 (as the same may be amended, modified, supplemented, or restated, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Requisite Lenders amend the Credit Agreement as hereinafter set forth; and

     WHEREAS, upon the terms and conditions contained herein, the Administrative Agent and the Requisite Lenders are willing to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

     1. Definitions. Capitalized terms not otherwise defined in this Amendment Agreement have the respective meanings assigned thereto in the Credit Agreement.

     2.  Amendment. Subject to the terms and conditions set forth herein,
Section 8.07 of the Credit Agreement is hereby amended in its entirety so that as amended it shall read as follows:

         "8.07. Restricted Payments. Make any Restricted Payments, provided, however, that (i) the Borrower may purchase shares of its common stock for the purpose of making required contributions to its employee stock option plan so long as the aggregate dollar amounts spent for such stock in any fiscal year of Borrower does not exceed $10,000,000, (ii) Tech Data Germany, AG may pay dividends to its shareholders so long as the amount of such dividend paid in any fiscal year does not exceed $1,000,000, and (iii) the Borrower may purchase shares of its common stock in one or more series of open market purchases for an aggregate purchase price of not to exceed $200,000,000."

     3. Consent. Each Lender by its execution of this Amendment Agreement consents to the redemption by the Borrower of $300,000,000 principal amount of its 5% Convertible Subordinated Note at a price of 101% plus interest prior to its July 1, 2003 maturity date, notwithstanding the limitation set forth in
Section 8.16 of the Credit Agreement.

     4. Consent of Guarantors. The Guarantors have joined in the execution of this Amendment Agreement solely for the purpose of (i) agreeing to the amendment of the Credit Agreement and (ii) confirming their guarantees of payment of all the Obligations.

     5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that:

         (a) The representations and warranties made by Borrower in Article VI of the Agreement are true on and as of the date hereof;

         (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower

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     received by each Lender under Section 6.04 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

         (c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

         (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     6. Conditions Precedent. This Amendment Agreement shall become effective upon the Borrower delivering to the Administrative Agent the following:

         (a) twenty (20) counterparts of this Amendment Agreement duly executed by the Borrower, each Guarantor, the Administrative Agent and at least the Requisite Lenders; and

         (b) receipt by the Agent on behalf of itself and each undersigned Lender of an amendment fee of three (3) basis points times the amount of each Lender's Commitment and all other fees and expenses due in connection with this Amendment Agreement; and

         (c) such other certificates, instruments and documents as the Agent shall reasonably request.

     7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     9. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     10. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA SITTING IN THE COUNTIES OF HILLSBOROUGH AND PINELLAS FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

     11. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     12. Credit Agreement. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

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     13. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lender, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Lender, may not assign any rights, powers, duties or obligations hereunder.

                        [Signatures on following pages.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   TECH DATA CORPORATION


                                   By: /s/ Arthur W. Singleton
                                      ------------------------------------------
                                   Name:  Arthur W. Singleton
                                   Title: Corporate Vice President, Treasurer
                                          and Secretary

                                   GUARANTORS:

                                   TECH DATA PRODUCT MANAGEMENT, INC.
                                   TECH DATA INTERNATIONAL FINANCE
                                     HOLDING, INC.
                                   TECH DATA WORLDWIDE PARTNER, INC.


                                   By:  /s/ Arthur W. Singleton
                                      ------------------------------------------
                                        Name:  Arthur W. Singleton
                                        Title: Corporate Vice President,
                                               Treasurer and Secretary

                                   TD FULFILLMENT SERVICES LLC

                                   By: TECH DATA CORPORATION, its Member


                                   By:  /s/ Arthur W. Singleton
                                      ------------------------------------------
                                        Name:  Arthur W. Singleton
                                        Title: Corporate Vice President,
                                               Treasurer and Secretary

                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent


                                   By: /s/ Sugeet Manchanda
                                      ------------------------------------------
                                   Name:  Sugeet Manchanda
                                   Title: Principal

                                   BANK OF AMERICA, N.A., as a Lender


                                   By: /s/ Sugeet Manchanda
                                      ------------------------------------------
                                   Name:  Sugeet Manchanda
                                   Title: Principal

                                   SCOTIABANC INC.


                                   By: /s/ William E. Zarrett
                                      ------------------------------------------
                                   Name:  William E. Zarrett
                                   Title: Managing Director



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                                   BANK ONE, NA


                                   By: /s/ Steven P. Sullivan
                                      ------------------------------------------
                                   Name:  Steven P. Sullivan
                                   Title: Associate Director

                                   SUNTRUST BANK


                                   By: /s/ William C. Barr III
                                      ------------------------------------------
                                   Name:  William C. Barr III
                                   Title: Vice President

                                   DG BANK DEUTSCHE
                                   GENOSSENSCHAFTSBANK AG,
                                   CAYMAN ISLAND BRANCH


                                   By:               (not signed)
                                      ------------------------------------------
                                   Name:________________________________________
                                   Title:_______________________________________

                                   CITICORP USA, INC.


                                   By: /s/ Kirk P. Lakeman
                                      ------------------------------------------
                                   Name:  Kirk P. Lakeman
                                   Title: Vice President

                                   BANK HAPOALIM, B.M.


                                   By:  /s/ Shaun Breidbart
                                      ------------------------------------------
                                   Name:  Shaun Breidbart
                                   Title: Vice President


                                   By:  /s/ Laura Ann Raffa
                                      ------------------------------------------
                                   Name:  Laura Ann Raffa
                                   Title: Senior Vice President & Corporate
                                          Manager

                                   CREDIT INDUSTRIEL ET COMMERCIAL


                                   By:  /s/ W. Fassbender
                                      ------------------------------------------
                                   Name:  W. Fassbender
                                   Title: Senior Vice President



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                                   MIZUHO CORPORATE BANK (successor to
                                   The Industrial Bank of Japan, Limited)


                                   By:  /s/ James W. Masters
                                      ------------------------------------------
                                   Name:  James W. Masters
                                   Title: Senior Vice President

                                   BAYERISCHE HYPO-UND VEREINSBANK
                                   AG, NEW YORK BRANCH


                                   By:  /s/ John T. Murphy
                                      -----------------------------------------
                                   Name:  John T. Murphy
                                   Title: Director


                                   By:  /s/ Tricia Grieve
                                      ------------------------------------------
                                   Name:  Tricia Grieve
                                   Title: Director

                                   DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                   BRANCHES


                                   By:  /s/ Joanna M. Solowski
                                      ------------------------------------------
                                   Name:  Joanna M. Solowski
                                   Title: Director


                                   By:  /s/ Richard J. Sweeney
                                      ------------------------------------------
                                   Name:  Richard J. Sweeney
                                   Title: Vice President

                                   NATEXIS BANQUE POPULAIRES


                                   By:  /s/ Nicolas Regent
                                      ------------------------------------------
                                   Name:  Nicolas Regent
                                   Title: VP Multinational

                                   By:  /s/ Dieter J. van Fulder
                                      ------------------------------------------
                                   Name:  Dieter J. van Fulder
                                   Title: Vice President and Manager
                                          Multinational Group

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                                   BANCA COMMERCIALE ITALIANA-
                                   NEW YORK BRANCH


                                   By:             (not signed)
                                      ------------------------------------------
                                   Name:________________________________________
                                   Title:_______________________________________

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION


                                   By:              (not signed)
                                       -----------------------------------------
                                   Name:________________________________________
                                   Title:_______________________________________

                                   DEUTSCHE BANK AG, NEW YORK AND/OR
                                   CAYMAN ISLANDS BRANCH


                                   By:  /s/ David G. Dickinson, Jr.
                                      -----------------------------------------
                                   Name:  David G. Dickinson, Jr.
                                   Title: Vice President


                                   By:  /s/ William W. McGinty
                                      ------------------------------------------
                                   Name:  William W. McGinty
                                   Title: Director

                                   ABN AMRO BANK N.V.


                                   By:  /s/ Maria Vickroy-Peralta
                                      ------------------------------------------
                                   Name:  Maria Vickroy-Peralta
                                   Title: Senior Vice President


                                   By:  /s/ Jana Dombrowski
                                      ------------------------------------------
                                   Name:  Jana Dombrowski
                                   Title: Vice President

                                   SUMITOMO MITSUI BANKING
                                   CORPORATION


                                   By:  /s/ Azar Shakeri
                                      ------------------------------------------
                                   Name:  Azar Shakeri
                                   Title: Vice President and Manager

                                   U.S. BANCORP


                                   By:             (not signed)
                                      ------------------------------------------
                                   Name:________________________________________
                                   Title:_______________________________________